SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant
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Check the appropriate box:
   [ ] Preliminary Proxy Statement
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       Exchange Act Rule 14(a)-6(e)(2)]
   [X] Definitive Proxy Statement
   [ ] Definitive Additional Material
   [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                                 TIMELINE, INC.
                (Name of Registrant as Specified in Its Charter)

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

                               [LOGO OF TIMELINE]

                                  July 27, 2004

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of Timeline, Inc. to be held on Thursday, September 9, 2004, at 4:00 P.M., Pacific Time, at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004.

        The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the meeting. In addition to the formal business to be transacted, management will make a presentation on developments of the past year and respond to comments and questions of general interest to shareholders. I personally look forward to greeting those Timeline shareholders able to attend the meeting.

        Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Therefore, please sign, date and promptly mail as soon as possible the enclosed proxy in the prepaid envelope provided.

        Thank you.

                                   Sincerely,

                                   /s/ Charles R. Osenbaugh

                                   Charles R. Osenbaugh
                                   President, Chief Executive Officer & Director

                                 TIMELINE, INC.
                        3055 112th Avenue N.E., Ste. 106
                           Bellevue, Washington 98004

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 9, 2004

                                   ----------

TO THE SHAREHOLDERS OF TIMELINE, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Timeline, Inc., a Washington corporation, will be held on Thursday, September 9, 2004, at 4:00 P.M., Pacific Time, at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004, for the following purposes:

        1. To elect two directors, each to hold a three-year term expiring in 2007; and

        2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on July 15, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any continuation or adjournment thereof.

        The Proxy Statement is accompanied by a copy of our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004.

                                          By Order of the Board of Directors

                                          /s/ Paula H. McGee

                                          Paula H. McGee
                                          Secretary

Bellevue, Washington
July 27, 2004

All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A prepaid envelope is enclosed for that purpose. Even if you have voted your proxy, you may still vote in person if you attend the meeting. Please note, however, that if a broker, bank or other nominee is the record holder of your shares and you wish to attend and vote at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

                                 TIMELINE, INC.
                        3055 112th Avenue N.E., Suite 106
                           Bellevue, Washington 98004

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited on behalf of the Board of Directors of Timeline, Inc., a Washington corporation, for use at our 2004 Annual Meeting of Shareholders. The Annual Meeting will be held on Thursday, September 9, 2004, at 4:00 P.M., Pacific Time, or at any continuation or adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at our executive offices at 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004. The purpose of the Annual Meeting is as described in this Proxy Statement, and in the accompanying Notice of Annual Meeting.

        We intend to mail this Proxy Statement and accompanying proxy card on or about August 16, 2004, to all shareholders entitled to vote at the Annual Meeting. A copy of our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004, including financial statements, accompanies this Proxy Statement.

VOTING AND OUTSTANDING SHARES

        Only holders of record of our common stock at the close of business on July 15, 2004, are entitled to notice of and to vote at our Annual Meeting. At the close of business on July 15, 2004, there were 4,190,998 shares of common stock outstanding and entitled to vote. Shareholders of record on such date are entitled to one vote for each share of common stock held on each matter to be voted upon at our Annual Meeting. The inspector of election appointed for our Annual Meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

        The presence in person or by proxy of holders of record of a majority of the outstanding shares of common stock constitutes a quorum at our Annual Meeting. Under Washington law and our Restated Articles of Incorporation, assuming the presence of a quorum, directors are elected by a plurality of votes cast.

        A shareholder who attends the meeting in person or by proxy but abstains from voting on any proposal will be included in the number of shareholders present at our Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals.

        If your shares are held in a brokerage account or by another nominee, you are considered the "beneficial owner" of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee along with a voting instruction card. As the beneficial owner, you have the right to direct the broker/nominee how to vote your shares, and the broker/nominee is required to vote your shares in accordance with your instructions. Brokers/nominees who have not been given

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

specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion, to the extent permitted under the rules of the National Association of Securities Dealers. Broker non-votes will be included in determining the presence of a quorum, but will not be counted in determining whether a matter has been approved. Please note that if your shares are held by a broker/nominee, you may not vote your shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker/nominee.

        If you own shares through the Timeline Employee Stock Ownership Plan, you can direct the trustees to vote the shares held in your account in accordance with your instructions. The trustees may not vote any allocated shares in the ESOP for which no voting instructions have been received.

SOLICITATION

        We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, email or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to our directors, officers or other regular employees for such services.

SHAREHOLDER PROPOSALS

        We must receive any proposals of shareholders that are intended to be presented at our 2005 Annual Meeting of Shareholders not later than March 22, 2005 in order to be included in the proxy statement and form of proxy relating to the 2005 Annual Meeting. In addition, any proposals to be brought before the shareholders must comply with the procedural and other requirements contained in SEC Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

REVOCABILITY OF PROXIES

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by delivering to our Corporate Secretary at our principal executive office, 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004, either a written notice of revocation or a duly executed proxy bearing a later date. Alternatively, it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

                        PROPOSAL 1: ELECTION OF DIRECTORS

        Our Restated Articles of Incorporation divide our Board of Directors into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors. The Articles further provide that at each annual meeting of the shareholders, directors will be elected for a three-year term to succeed those directors in the class whose term has so expired. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve

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

until the next meeting of shareholders at which directors are elected, or until such director's successor is elected and qualified, or until such director's earlier death, resignation or removal.

        Our Board of Directors is composed of five members. The director nominees, Mr. Frederick W. Dean and Mr. Terry Harvey, are the nominees for the class of directors to be elected at our Annual Meeting for a three-year term expiring at the 2007 annual meeting of shareholders. If elected at our Annual Meeting, the director nominees would serve until their successors are elected and qualified, or until their earlier death, resignation or removal. Mr. Dean and Mr. Harvey are current directors on the Board.

        Directors will be elected by a plurality of the shares voted at the Annual Meeting. The persons named in the enclosed proxy intend, unless authorization to do so is withheld, to vote the proxies received by them for the election of the two director nominees. If, prior to our Annual Meeting, either nominee should become unavailable for election, an event that currently is not anticipated by the Board, the proxies will be voted for the election of such substitute nominee as the Board of Directors may propose. Mr. Dean and Mr. Harvey have agreed to serve if elected and we have no reason to believe that they will be unable to serve.

        Set forth below is biographical information for Mr. Dean and Mr. Harvey.

        Frederick W. Dean, age 52, has served as one of our Directors since April 1998. He also serves as Executive Vice President and has been a Vice President since our inception in April 1993. From 1979 to April 1993, Mr. Dean served as Vice President at Timeline Services, Inc. He practiced public accounting at Calahan, Reed & Gunn from 1978 to 1979, and at Arthur Andersen & Co. from 1973 to 1977. Mr. Dean holds a B.A. degree in accounting from the University of Washington.

        Terry Harvey, age 53, has served as one of our Directors since October 2000. Mr. Harvey is currently Managing Director of Terry Harvey Associates Ltd., an information technology consulting firm specializing in the banking sector and based in the United Kingdom, which he co-founded in October 2000. From 1989 through 1999, Mr. Harvey was Founder and Managing Director of Harvey Consultants Ltd., which was sold to the Olsten Corporation in 1996. Mr. Harvey holds several other non-executive roles in information technology companies where he has invested and is a director of the following United Kingdom companies: Terry Harvey Associates Ltd., Harvey Farms, Ltd., Tillwhim Farms Ltd., Harvey Properties Ltd., Vislow Ltd. and Kume Associates Ltd. He holds an ONC in sciences.

                        THE BOARD OF DIRECTORS RECOMMENDS
                A VOTE "FOR" ELECTION OF MR. DEAN AND MR. HARVEY

                        DIRECTORS AND EXECUTIVE OFFICERS

Our directors and executive officers as of July 15, 2004, are as follows:

                      NAME             AGE                   POSITION
        ---------------------------    ---   ------------------------------------------
            Charles R. Osenbaugh       55    President, Chief Executive Officer, Chief
                                              Financial Officer, Treasurer and Director
            Craig R. Perkins           48    Vice President of Products and Technology
            Michael G. Evans           50    Vice President of World Wide Sales
            Donald K. Babcock          67    Director
            Frederick W. Dean(1)       52    Director
            Terry Harvey(1)(2)(3)      53    Director
            Kent L. Johnson(1)(2)(3)   60    Director

        ----------
        (1) Member of Nomination Committee
        (2) Member of Audit Committee
        (3) Member of Compensation Committee

        Officers are appointed by the Board of Directors. Each executive officer named above will serve until his or her successor is appointed or until his or her earlier death, resignation or removal. It is expected that each of the above officers will be reappointed by the Board of Directors immediately following the Annual Meeting.

        Two of the five directors on our Board of Directors are "independent" within the meaning of the listing standards of The Nasdaq Stock Market.

        Set forth below are the names and certain biographical information for directors whose terms continue after our Annual Meeting and for our executive officers. For the biographical summary of our directors whose current terms expire at the Annual Meeting, see "Proposal 1. Election of Directors" above.

DIRECTOR WITH TERM EXPIRING AT THE 2005 ANNUAL MEETING

        Charles R. Osenbaugh, age 55, has served as Chief Financial Officer, Treasurer and a Director since our inception in April 1993, and has held the position of President and Chief Executive Officer since November 1996. Mr. Osenbaugh also previously served as our Secretary. From April 1988 to April 1993, Mr. Osenbaugh served as Executive Vice President, Chief Executive Officer and a Director, and from April 1993 to July 1994 as President and a Director of Timeline Services, Inc. From 1975 to 1988, Mr. Osenbaugh was a partner of Lasher & Johnson, a Seattle, Washington law firm. From 1973 to 1975, Mr. Osenbaugh practiced public accounting with Arthur Andersen & Co. He holds a B.B.A. in economics and a J.D., both from the University of Iowa, and received his CPA certificate in 1974.

DIRECTORS WITH TERMS EXPIRING AT THE 2006 ANNUAL MEETING

        Donald K. Babcock, age 67, is one of our founders and has served as a Director since our inception in April 1993. Mr. Babcock returned to the position of Senior Technologist with us in October 1999 after working for Seagate Software, Inc. for 18 months as a Program Manager. He previously was Senior Vice President of Research & Development and Chief Technologist for Timeline, Inc. He was also a founder of Timeline Services, Inc. and served as a director from its inception in 1977 until its merger into our company in July 1994. From 1977 to April 1993, Mr. Babcock also served as Senior Vice President and Chief Technologist of Timeline Services, Inc.

        Kent L. Johnson, age 60, has served as one of our Directors since our inception. He is Chairman and Managing Director of Alexander Hutton Venture Partners, LP, a Seattle, Washington-based venture capital firm he co-founded in 1999. From October 1994 to December 1999, Mr. Johnson was President and co-founder of Alexander Hutton Capital, L.L.C., an investment banking firm that specialized in equity capital formation for emerging growth companies. Mr. Johnson currently serves as a director of several private companies, and devotes considerable time to private investment activities. Mr. Johnson has a B.B.A. in Business Administration from the University of Washington and an M.B.A. from Seattle University, where he serves on the Board of Trustees and the Business Advisory Board of the Entrepreneurial Center.

OTHER ARRANGEMENTS

        In April 2003, we entered into an agreement with Fidelity National Information Solutions, Inc. (FNIS) pursuant to which FNIS obtained a license to use and sublicense our products to provide financial reporting and analytics for real estate lenders and settlement companies. As part of that agreement, we granted FNIS a right to designate a representative for appointment or election to our Board of Directors upon 60 days' notice to us. FNIS has not exercised this right and has not indicated to us that it presently intends to exercise this right. Until FNIS exercises this right, a representative of FNIS is entitled to attend Board meetings as a non-voting observer.

EXECUTIVE OFFICERS

        In addition to Mr. Dean and Mr. Osenbaugh, following is biographical information for our other executive officers.

        Craig R. Perkins, age 48, has been with us since our inception in April 1993. He served as Director of Consulting Services until 1998 and Director of Product Management until 1999. In November 1999, Mr. Perkins was named Vice President of Products and Technology. From 1988 to April 1993, he was a member of the consulting department for Timeline Services, Inc. Mr. Perkins previously practiced public accounting with Ernst Young & Co. in Winnipeg, Canada and Bermuda. He has a Bachelors degree with honors in accounting from the University of Manitoba and is a Chartered Accountant.

        Michael G. Evans, age 50, has been associated with us since 1995. He managed our international operations from 1995 until the management buy-out of the London-based operations (Analyst Financials) took place in 1997. From 1997 until March 2000, Mr. Evans acted as Managing Director of Analyst Financials, which we reacquired in June 2000. Mr. Evans rejoined Timeline in March 2000, and was appointed Vice President of World-Wide Sales in the fall of 2000. In June 2004, Mr. Evans again assumed the responsibilities of Managing Director of Analyst Financials. Prior to joining Timeline in 1995, Mr. Evans was a director of Comshare, Inc. for a period of 10 years, responsible for the Financial Applications Division. Mr. Evans qualified as a chartered accountant with Ernst & Whinney in 1979 and holds an ACA certificate. He earned a Bachelors degree in political science at the University of Kent at Canterbury.

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

                          BOARD COMMITTEES AND MEETINGS

        The Board of Directors, which held three meetings during the 2004 fiscal year, has an Audit Committee and a Compensation Committee. The Board of Directors established a Nomination Committee effective June 2004. Each director was in attendance at more than 75% of the meetings held of the Board and any committees on which he served during his tenure as a director in fiscal 2004.

AUDIT COMMITTEE

        The Audit Committee assists the Board in fulfilling its responsibilities to provide oversight with respect to our financial statements and reports, our independent auditors, the system of internal controls and the audit process. Its primary duties include reviewing the results and scope of the audit and any other non-audit services provided by our independent auditors, and reviewing and evaluating our internal control functions. The Audit Committee also has authority for selecting and engaging our independent auditors and approving their fees. The Board has adopted a written charter for the Audit Committee, a copy of which was included as Appendix A to the Proxy Statement for fiscal 2003.

        The Audit Committee currently consists of Terry Harvey and Kent Johnson. Each member of the Audit Committee is financially literate, and the Board has determined that Mr. Johnson is qualified as an "audit committee financial expert" within the meaning of SEC regulations based on his accounting and related financial management expertise. Mr. Johnson is also the chairman of the Audit Committee. Each of the Directors on the Audit Committee is considered an "independent director" within the meaning of the listing standards of The Nasdaq Stock Market. During the 2004 fiscal year, the Audit Committee met five times.

COMPENSATION COMMITTEE

        The Compensation Committee makes recommendations to the Board of Directors concerning compensation, including stock option grants, for our executive officers. The committee meets as needed. The Board of Directors has not adopted a written charter for the Compensation Committee.

        The Compensation Committee currently consists of Terry Harvey and Kent Johnson, each of whom is considered an "independent director" within the meaning of the listing standards of The Nasdaq Stock Market. The Compensation Committee did not meet during fiscal 2004.

NOMINATION COMMITTEE

        Candidates have traditionally been recommended to the Board by our Chief Executive Officer or one of the other directors, and there has not been a formal process for identifying new director nominees. Effective June 2004, the Board of Directors established a Nomination Committee for purposes of nominating directors and for all other purposes to be outlined in a Nomination Committee Charter. The Board is currently drafting a Nomination Committee Charter. The Nomination Committee will establish policies concerning the identification of candidates, including candidates recommended by shareholders, the evaluation of candidates, the recommendation to the Board of candidates for the Board's selection as director nominees, and the recommendation of candidates for the Board's selection as nominees for appointment to the committees of the Board.

        The Nomination Committee is composed of Kent L. Johnson, Terry Harvey, and Frederick W. Dean. Currently, two of the three members of the Nomination Committee qualify as "independent

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

directors," within the meaning of the listing standards of The Nasdaq Stock Market. The Nomination Committee did not meet during fiscal 2004.

POLICY ON SHAREHOLDER NOMINATION OF DIRECTORS

        Previously, candidates for election to our Board of Directors were recommended to the Board by our Chief Executive Officer or by one of the other directors, and there had not been a formal process for identifying new director nominees. With the creation of our Nomination Committee in June 2004, in the future, candidates for election to our Board of Directors will be nominated by our Nomination Committee and ratified by our full Board of Directors for nomination to the shareholders.

        In identifying candidates to be directors, the Nomination Committee intends to seek persons it believes to be knowledgeable in our business or having accounting, software or other relevant industry experience, or some aspect of it which would benefit our company. Our Nomination Committee believes that the minimum qualifications for serving on our Board of Directors are that each director has an exemplary reputation and record for honesty and integrity in his or her personal dealings and business or professional activity. All directors should possess a basic understanding of financial matters, have an ability to review and understand our financial and other reports, and to discuss such matters intelligently and effectively. The Nomination Committee will take into account whether a candidate qualifies as "independent" under applicable SEC rules and exchange listing requirements. If a nominee is sought for service on the audit committee, the Nomination Committee will take into account the financial and accounting expertise of a candidate, including whether an individual qualifies as an "audit committee financial expert." Each candidate also needs to exhibit qualities of independence in thought and action. Finally, a candidate should be committed to the interests of our shareholders, and persons who represent a particular special interest, ideology, narrow perspective or point of view would not, therefore, generally be considered good candidates for election to our Board.

        Our Nomination Committee is open to receiving recommendations from shareholders as to potential candidates it might consider. The Nomination Committee gives equal consideration to all director nominees, whether recommended by our shareholders, management or current directors.

        A shareholder wishing to submit a director nomination should send a letter to the Nomination Committee, c/o Corporate Secretary, Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Director Nominee Recommendation." The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. In making recommendations, shareholders should be mindful of the discussion of minimum qualifications set forth above; although satisfaction of such minimum qualification standards does not imply that the Nomination Committee necessarily will nominate the person so recommended by a shareholder. In addition, for nominees for election to the Board proposed by shareholders to be considered, the following information must be timely submitted with the director nomination:

        .   the name, age, business address and, if known, residence address of each nominee;
        .   the principal occupation or employment of each nominee;
        .   the number of shares of stock of Timeline, Inc. beneficially owned by each nominee;
        .   the name and address of the shareholder making the nomination and any other shareholders known by such shareholder to be supporting such nominee;
        .   the number of shares of stock of Timeline, Inc. beneficially owned by such shareholder making the nomination, and by each other shareholder known by such shareholder to be supporting such nominee;

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

        . any other information relating to the nominee or nominating shareholder that is required to be disclosed under SEC rules in order to have a shareholder proposal included in our proxy statement; and
        . a representation that the shareholder intends to appear in person or by proxy at the annual meeting to nominate the person named in its notice.

SHAREHOLDER COMMUNICATION WITH THE BOARD

        Shareholders who wish to communicate with our Board of Directors or with a particular director can send correspondence to our Corporate Secretary, c/o Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, WA 98004. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such correspondence must identify the author as a shareholder of our company, and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified directors.

        Depending on the subject matter of the communication, management will do one of the following:

        . forward the communication to the director or directors to whom it is addressed;
        . attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock related matter; or
        . not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

        At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and shall make those communications available to the directors.

        In addition, any person who desires to communicate any matter specifically to our Audit Committee may contact the Audit Committee by addressing a letter to the Audit Committee, c/o Corporate Secretary, c/o Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, WA 98004. Communications addressed to the Audit Committee may be submitted anonymously, in which event the envelope will not be opened for any purpose, other than appropriate security inspections. Otherwise, such mailing will be forwarded directly to the Chair of our Audit Committee for his review and follow-up action as he deems appropriate.

COMPENSATION OF DIRECTORS

        During the fiscal year ended March 31, 2004, the non-management members of the Board of Directors (currently Mr. Harvey and Mr. Johnson,) each received $1,000 or the equivalent in shares of common stock each fiscal quarter for their service on the Board. As of March 31, 2004, $3,000 in fees had been accrued but not paid to each of Messrs. Harvey and Johnson for their prior years' service on the Board. Effective April 1, 2004, the non-management members of the Board of Directors will no longer receive a quarterly fee for their services; however, as in the past, at any time that a new member is appointed to the Board of Director, he or she will receive a one-time option grant for 10,000 shares of common stock, which will vest ratably over three years from the date of the grant. We maintain liability insurance on our directors and officers. Management directors receive no additional compensation for their service on the Board of Directors.

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

DIRECTOR ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS

        We do not have a formal policy requiring director attendance at our annual meeting of shareholders; however, all directors are encouraged to attend. At last year's annual meeting of shareholders, four of our five directors were in attendance.

CODE OF ETHICS

        We have adopted a code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We filed a copy of the Code as Exhibit 14.1 to our annual report on Form 10-KSB for the 2004 fiscal year, which may be accessed through the SEC's website at www.sec.gov.

                         REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of our Board of Directors serves as the representative of the Board for general oversight of our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Management has primary responsibility for preparing our financial statements, our internal controls and our financial reporting process. Our independent registered public accounting firm for fiscal 2004, KPMG LLP, was responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on its audit.

        In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 ("Communications with Audit Committees").

        The Audit Committee also reviewed with Timeline's independent registered public accounting firm the written disclosures required by the Independence Standards Board's Standard No. 1 ("Independence Discussions with Audit Committees"), and considered the compatibility of nonaudit services and the fees paid by Timeline for those services with the independent registered public accounting firm independence.

        Based upon the Audit Committee's discussion with management and the independent registered public accounting firm, and upon the Audit Committee's review of management's representations and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004 filed with the Securities and Exchange Commission.

                    Audit Committee of the Board of Directors
                                  Terry Harvey
                                 Kent L. Johnson

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

      RELATIONSHIPS WITH THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        During fiscal 2004 and the two prior fiscal years, KPMG LLP has served as the independent registered public accounting firm for our financial statements. On June 30, 2004, we entered into an engagement agreement with Williams & Webster P.S. to serve as our new independent registered public accounting firm for the fiscal year ending March 31, 2005. Williams & Webster will commence its engagement with its review of our financial statements for the quarter ended June 30, 2004. The change in independent registered public accounting firms was made subsequent to the filing of our Annual Report on Form 10-KSB for the 2004 fiscal year. KPMG LLP has agreed to continue to provide services to us related solely to the information regarding our 2004 fiscal year that is included in this proxy statement. Following filing of this proxy statement, our client-auditor relationship with KPMG will cease.

        Representatives of KPMG LLP and Williams & Webster P.S. are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

        The decision to engage Williams & Webster and to replace KPMG as our independent registered public accounting firm was approved by our Audit Committee.

        During our two most recent fiscal years and the subsequent interim period through June 30, 2004, there were no disagreements between us and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports.

        The audit reports of KPMG on our financial statements as of and for the years ended March 31, 2004 and 2003 contained a separate paragraph stating that "as discussed in Note 1 to the Consolidated Financial Statements, the Company has suffered recurring losses; and has an accumulated deficit at March 31, 2004. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

        During our two most recent fiscal years and the subsequent interim period, we did not consult with Williams & Webster regarding any matter or event.

AUDIT AND RELATED FEES FOR FISCAL 2004 AND 2003

        The following table sets forth the aggregate fees billed by KPMG LLP for professional services rendered to us during the past two fiscal years ended March 31, 2004 and 2003. The Audit

Committee has considered these fees and services and has determined that the provision of these services is compatible with maintaining the independence of KPMG LLP.

                                                          2004           2003
                                                       ----------     ----------
Audit Fees (1)....................................     $  111,000     $  85,000
Audit Related Fees ...............................            N/A           N/A
Tax Fees .........................................            N/A           N/A
All Other Fees....................................            N/A         1,500

----------
(1) "Audit Fees" represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements included in our reports on Form 10-QSB, and audit services provided in connection with other statutory or regulatory filings.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information regarding the ownership of our common stock as of July 15, 2004 by: (i) each current director and nominee for election as director; (ii) our Chief Executive Officer and each of the executive officers identified in the Summary Compensation Table (collectively, the "Named Executive Officers"); (iii) all directors and executive officers as a group; and (iv) each person known by us to beneficially own more than 5% of our common stock. Unless otherwise indicated, each person's address is: c/o Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, WA 98004.

                                                            Shares of Common Stock Beneficially Owned (1)
                                                   -------------------------------------------------------------
                                                                Options/warrants      Total
                                                     Number        Exercisable      Beneficial        Percent
   Beneficial Owner                                 of Shares    Within 60 Days      Ownership      of Total(2)
------------------------------------------------   ----------   ----------------   ------------    -------------
Charles R. Osenbaugh(3)                               409,061        236,000            645,061        14.6%

Frederick W. Dean(4)                                  182,786         44,000            226,786         4.8

Craig R. Perkins(5)                                    49,191         49,000             98,191         2.3

Michael G. Evans(6)                                    58,122            750             58,872         1.4

Donald K. Babcock(7)                                  157,537          2,000            159,537         3.8

Kent L. Johnson                                        54,872          3,000             57,872         1.4

Terry Harvey                                          214,741         10,000            224,741         5.4

Timeline Inc. Employee Stock Ownership Plan(8)        402,059              -            402,059         9.6

All  directors  and  executive  officers  as a
 group (eight persons)(9)                           1,136,187        351,000          1,487,187        32.8

----------
(1) This table is based upon information supplied by executive officers, directors and principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned.

(2) Based on 4,190,998 shares outstanding at the close of business on July 15, 2004.

(3) Option numbers include (i) an aggregate of 100,000 shares issuable under two performance-based stock options held by Mr. Osenbaugh which vest and become exercisable when the common stock closes trading at $5.00 or more per share for 10 consecutive days, or on the seventh anniversary of their original grant provided Mr. Osenbaugh is currently in our employment, and (ii) an aggregate of 50,000 shares issuable under performance-based stock options held by Mr. Osenbaugh which vest and become exercisable when the common stock closes trading at $7.50 or more per share for 10 consecutive days, or on the seventh anniversary of their original grant provided Mr. Osenbaugh is currently in our employment. Share numbers include 90,625 shares held in the Timeline, Inc. Employee Stock Ownership Plan for Mr. Osenbaugh's account. Does not include: (i) 311,434 shares held in the Timeline, Inc. Employee Stock Ownership Plan for which Mr. Osenbaugh serves as a trustee and shares investment power, for which shares Mr. Osenbaugh disclaims beneficial interest except to the extent of his pecuniary interest; and (ii) 15,015 shares held in an individual retirement account belonging to Mr. Osenbaugh's spouse, 5,000 shares held in trust for Mr. Osenbaugh's niece, and 1,000 shares held in each of Mr. Osenbaugh's two daughters' accounts, for all of which shares Mr. Osenbaugh disclaims beneficial interest.

(4) Includes 22,173 shares held in the Timeline, Inc. Employee Stock Ownership Plan for Mr. Dean's account.

(5) Includes 24,710 shares held in the Timeline, Inc. Employee Stock Ownership Plan for Mr. Perkin's account.

(6) Does not include 5,185 shares of common stock, or 5,500 shares issuable under stock options, held by Mr. Evans' spouse

(7) Includes 20,361 shares held in the Timeline, Inc. Employee Stock Ownership Plan for Mr. Babcock's account.

(8) Beneficial ownership consists solely of shared investment power. Trustees of the ESOP do not have voting authority over shares in the ESOP that have been allocated to participants' accounts.

(9) Consists of Messrs. Osenbaugh, Dean, Perkins, Evans, Babcock, Johnson, and Harvey. Includes an aggregate of 157,869 shares held in the Timeline, Inc. Employee Stock Ownership Plan.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows for the three fiscal years ended March 31, 2004, 2003, and 2002, respectively, certain compensation awarded or paid to, or earned by, the Named Executive Officers. Other than the Named Executive Officers listed below, no executive officer earned more than $100,000 in salary and bonus for the 2004 fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                                   Long Term
                                              Annual Compensation                 Compensation
                                      ----------------------------------   ---------------------------
                                                                           Restricted     Securities
        Name and             Fiscal                                          Stock        Underlying         All Other
    Principal Position        Year    Salary ($)   Bonus ($)   Other ($)    Awards($)     Option(1)(#)    Compensation ($)
--------------------------   ------   ----------   ---------   ---------   ----------    -------------    ----------------
Charles R. Osenbaugh,         2004    $   90,000   $ 170,308           -            -             -        $       557(2)
  President, Chief            2003        90,000           -           -            -        25,000              6,286(2)
  Executive Officer,          2002       122,500           -           -            -             -                  -
  Chief Financial Officer

Frederick W. Dean,            2004        90,000      55,812           -   $    4,750             -                  -
  Executive Vice              2003        90,000           -           -        7,500             -                  -
  President                   2002       100,250           -           -        2,250             -                  -

Craig R. Perkins, Vice        2004        90,000     119,388           -            -             -                  -
  President of Products       2003        90,000      24,761   $   6,881            -             -                  -
  and Technology              2002       111,375           -           -            -             -                  -

Michael G. Evans, Vice        2004       140,933      15,839           -        4,750             -             18,843(3)
  President of World-         2003       127,516           -       9,131        7,500             -             17,057(3)
  Wide Sales                  2002       119,975           -       1,063        2,250             -             15,843(3)

----------
(1) All referenced options granted are exercisable at prices equal to or higher than the fair market value of the common stock on the respective dates of grant.

(2) Includes the value of our discretionary contributions made to the Timeline Inc. Employee Stock Ownership Plan in March 2002, and allocated to the respective Named Executive Officer's account at December 31, 2002.

(3) Includes employer contributions to employee pension plan.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

    No options were granted to the Named Executive Officers during the 2004 fiscal year.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END 2004 OPTION VALUES

        The following table shows certain information regarding the value of unexercised options held at fiscal year end by each of the Named Executive Officers. No stock options were exercised by any of the Named Executive Officers during the 2004 fiscal year.

                                             No. of Shares of
                                               Common Stock                        Value of Unexercised
                                          Underlying Unexercised                   In-the-Money Options
                                        Options at Fiscal Year-End                  at Fiscal Year-End
                                   ------------------------------------   ------------------------------------
  Name                               Exercisable        Unexercisable       Exercisable        Unexercisable
  ------------------------------   ---------------   ------------------   ---------------   ------------------
  Charles R. Osenbaugh                  86,000            150,000             $    -              $    -

  Frederick W. Dean                     44,000                  -                  -                   -

  Craig R. Perkins                      49,000                  -                  -                   -

  Michael G. Evans                         750                250                  -                   -

EQUITY COMPENSATION PLAN INFORMATION

        The following table gives information as of March 31, 2004, the end of the our most recently completed fiscal year, about shares of our common stock that may be issued upon the exercise of options, warrants and rights under our equity compensation plans described in the footnotes following the table below. See also Note 11, "Shareholders' Equity," to our Consolidated Financial Statements for the fiscal year ended March 31, 2004 included in our Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

                                         (a)                    (b)                  (c)                   (d)
                                                         Weighted Average
                                 No. of Shares to be     Exercise Price of
                               Issued Upon Exercise of      Outstanding         No. of Shares        Total of Shares
                                 Outstanding Options,    Options, Warrants      Available for         Reflected in
      Plan Category              Warrants and Rights        and Rights       Future Issuance (1)   Columns (a) and (c)
----------------------------   -----------------------   -----------------   -------------------   -------------------
Equity Compensation Plans
Approved by Shareholders (2)           319,625                $  1.31               254,750              574,375

Equity Compensation
Plans Not Approved by
Shareholders (3)                       296,000                $  1.36                     -              296,000
                               -----------------------                       -------------------   -------------------
   TOTAL                               615,625                $  1.33               254,750              870,375
                               =======================                       ===================   ===================

----------
(1)     Excludes from this calculation the number of shares reflected in Column
        (a).

(2) Consists of our Amended and Restated 1994 Stock Option Plan, and Directors' Nonqualified Stock Option Plan.

(3)     Consists of:

        (i) a performance-based option to purchase 75,000 shares of common stock granted to Mr. Osenbaugh in November 1997, 50% of which vested when the closing price of our common stock was at $2.00 or more for 10 consecutive days, and 50% of which vested when the closing price of our common stock was at $3.00 or more for 10 consecutive days;

        (ii) a performance-based option to purchase 50,000 shares of common stock granted to Mr. Osenbaugh in February 1999 which vests on the earlier of when the closing price of our common stock is $5.00 or more for 10 consecutive days, or February 2006, if Mr. Osenbaugh is then in our employment;

        (iii) a performance-based option to purchase 50,000 shares of common stock granted to Mr. Osenbaugh in November 1999 which vests on the earlier of when the closing price of our common stock is $5.00 or more for 10 consecutive days, or November 2006, if Mr. Osenbaugh is then in our employment;

        (iv) warrants to purchase 21,000 shares of common stock granted to various of our service providers in September 1998 in consideration for services performed, exercisable at $1.00 per share and which expired in April 2004, and

        (v) warrants to purchase 100,000 shares of common stock granted to one of our development partners in March 2003 in consideration for an $84,000 payment, exercisable at $1.62 per share and which expire in March 2007.

                              CERTAIN TRANSACTIONS

        One of our directors, Terry Harvey, is a major shareholder in Harvey Jones Ltd., a South African-based distributor of Timeline products. During fiscal 2004 and 2003, we received $32,156 and $72,000, respectively, in sales and support revenues generated by this distributor through our wholly-owned subsidiary Analyst Financials Ltd. Harvey Jones distributed our products pursuant to our standard distribution agreement, and we believe our distribution agreement with Harvey Jones was made on terms no less favorable to us than could have been obtained from an unaffiliated third party distributor. During fiscal 2004, Harvey Jones' distribution agreement was assigned to an unrelated party who acquired that part of Harvey Jones' business.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and change in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a).

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, we believe that, during the 2004 fiscal year, all such filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with. Subsequent to fiscal 2004 year-end, one of our directors, Fred Dean, filed a late Form 4 to report a purchase transaction that occurred in May 1998.

                                 OTHER BUSINESS

        As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                         By Order of the Board of Directors

                                         /s/ Charles R. Osenbaugh

                                         Charles R. Osenbaugh
                                         President and Chief Executive Officer

July 27, 2004

                                 TIMELINE, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Timeline, Inc., a Washington corporation (the "Company"), hereby appoints Charles R. Osenbaugh and Donald K. Babcock, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, September 9, 2004, at 4:00 P.M. Pacific Time at Timeline, Inc., 3055 112th Avenue N.E., Ste. 106, Bellevue, Washington 98004 and any adjournments or postponements thereof upon the matters set forth on the reverse side of this Proxy Card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU SIGN THIS PROXY WITHOUT OTHERWISE GIVING VOTING DIRECTION, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF BOTH NOMINEES LISTED IN PROPOSAL 1, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS ON ALL OTHER MATTERS TO BE CONSIDERED AT THE MEETING. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

                (Continued and to be signed on the reverse side)

DIRECTORS

1.    Directors Recommend: A vote for election of the following Directors
       01. Frederick W. Dean 02. Terry Harvey

Mark X for only one box:

[ ]                 For All Nominees

[ ]                 Withhold All Nominees

[ ] Withhold Authority To Vote For Any Individual Nominee, Write Number(s) Of Nominees Below

Use Number only     ____________________________________

2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

I PLAN TO ATTEND THE MEETING        [ ]

If you receive more than one Proxy Card, please sign, date and return all such cards in the accompanying envelope.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

Signature(s) _______________________________      Date____________
Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).